WELLS EASTERN ASIA DISPLAYS (M) SDN. BHD.
(COMPANY NO.:501396U)
(Incorporated in Malaysia)

FINANCIAL STATEMENTS
DECEMBER 31, 2003
(In Ringgit Malaysia)

Company No.: 501396 U

WELLS EASTERN ASIA DISPLAYS (M) SDN. BHD.
(Incorporated in Malaysia)

FINANCIAL STATEMENTS
DECEMBER 31, 2003

CONTENTS

PAGE(S)
Directors’ report	1-4
Report of the auditors	5
Income statement	6
Balance sheet	7-8
Statement of changes in equity	9
Cash flow statement	10-11
Notes to the financial statements	12-24
Statement by directors	25
Declaration by the director primarily responsible for the financial management of the Company	25

Company No.: 501396 U

WELLS EASTERN ASIA DISPLAYS (M) SDN. BHD.
(Incorporated in Malaysia)

DIRECTORS’ REPORT

The directors of WELLS EASTERN ASIA DISPLAYS (M) SDN. BHD. have pleasure in submitting their report and the audited financial statements of the Company for the financial year ended December 31, 2003.

PRINCIPAL ACTIVITY

The Company is principally involved in manufacturing colour monitors. There has been no significant change in the nature of the activity of the Company during the financial year.

RESULTS OF OPERATIONS

RM
Net profit after tax for the year	1,622,450

In the opinion of the directors, the results of operations of the Company during the financial year have not been substantially affected by any item, transaction or event of a material and unusual nature.

DIVIDENDS

No dividend has been paid or declared by the Company since the end of the previous financial year. The directors also do not recommend any dividend payment in respect of the current financial year.

RESERVES AND PROVISIONS

There were no material transfers to or from reserves or provisions during the financial year other than those disclosed in the financial statements.

ISSUE OF SHARES AND DEBENTURES

The Company has not issued any new shares or debentures during the financial year.

Company No.: 501396 U

SHARE OPTIONS

No options have been granted by the Company to any parties during the financial year to take up unissued shares of the Company.

No shares have been issued during the financial year by virtue of the exercise of any option to take up unissued shares of the Company. As of the end of the financial year, there were no unissued shares of the Company under options.

OTHER FINANCIAL INFORMATION

Before the income statement and balance sheet of the Company were made out, the directors took reasonable steps:

(a)	to ascertain that proper action had been taken in relation to the writing off of bad debts and the making of allowance for doubtful debts, and have satisfied themselves that there are no known bad debts to be written off and no allowance for doubtful debts is required; and

(b)	to ensure that any current assets which were unlikely to realise their book values in the ordinary course of business have been written down to their estimated realisable values.

At the date of this report, the directors are not aware of any circumstances:

(a)	which would require the writing off of bad debts or the setting up of allowance for doubtful debts in the financial statements of the Company; or

(b)	which would render the values attributed to current assets in the financial statements of the Company misleading; or

(c)	which have arisen which render adherence to the existing method of valuation of assets or liabilities of the Company misleading or inappropriate; or

(d)	not otherwise dealt with in this report or financial statements which would render any amount stated in the financial statements of the Company misleading.

At the date of this report, there does not exist:

(a)	any charge on the assets of the Company which has arisen since the end of the financial year and secures the liability of any other person; or

(b)	any contingent liability of the Company which has arisen since the end of the financial year.

Company No.: 501396 U

No contingent or other liability has become enforceable or is likely to become enforceable within the period of twelve months after the end of the financial year which, in the opinion of the directors, will or may substantially affect the ability of the Company to meet its obligations as and when they fall due.

In the opinion of the directors, no item, transaction or event of a material and unusual nature has arisen in the interval between the end of the financial year and the date of this report which is likely to affect substantially the results of operations of the Company for the succeeding financial year.

DIRECTORS

The following directors served on the Board of the Company since the date of the last report:

Song, Kow-Wen
Hsu, Che-Chen
Liou Jenq Lin
Anthony Spier
Larry S. Mahl
Cheruvallimalayil Daniel Alexander

DIRECTORS’ INTEREST

The shareholdings in the Company of those who were directors at the end of the financial year, as recorded in the Register of Directors’ Shareholdings kept by the Company under Section 134 of the Companies Act, 1965, are as follows:

	No. of ordinary shares of RM1 each
	Balance at			Balance at
Shares in the Company	1.1.2003	Bought	Sold	31.12.2003
Indirect interest:
Liou Jenq Lin	1,254,000	—	—	1,254,000

DIRECTORS’ BENEFITS

Since the end of the previous financial year, none of the directors of the Company has received or become entitled to receive any benefit by reason of a contract made by the Company or a related corporation with the director or with a firm of which he is a member, or with a company in which he has a substantial financial interest.

During and at the end of the financial year, no arrangement subsisted to which the Company was a party whereby directors of the Company might acquire benefits by means of the acquisition of shares in, or debentures of, the Company or any other body corporate.

Company No.: 501396 U

AUDITORS

The auditors, Messrs. Deloitte KassimChan, have indicated their willingness to continue in office.

Signed on behalf of the Board
in accordance with a resolution of the Directors,

SONG, KOW-WEN

HSU, CHE-CHEN

Penang,
25 FEB 2004

Company No.: 501396 U

Deloitte KassimChan (AF 0080)
Chartered Accountants
4th Floor, Wisma Wang
251-A, Jalan Burma
10350 Penang
Malaysia

Tel : +60(4)2288255
Fax: +60(4)2288355
penang@deloitte.com.my

REPORT OF THE AUDITORS TO THE MEMBERS OF

WELLS EASTERN ASIA DISPLAYS (M) SDN. BHD.
(Incorporated in Malaysia)

We have audited the accompanying balance sheet as of December 31, 2003, and the related statements of income, changes in equity and cash flows, for the year then ended. These financial statements are the responsibility of the Company’s directors. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with approved standards on auditing in Malaysia. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by the directors, as well as evaluating the overall financial statements presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion:

(a)	the financial statements are properly drawn up in accordance with the provisions of the Companies Act, 1965 and the applicable approved accounting standards in Malaysia so as to give a true and fair view of:

(i)	the state of affairs of the Company as of December 31, 2003 and of its results and cash flows for the year ended on that date; and

(ii)	the matters required by Section 169 of the Act to be dealt with in the financial statements; and

(b)	the accounting and other records and the registers required by the Act to be kept by the Company have been properly kept in accordance with the provisions of the Act.

DELOITTE KASSIMCHAN
AF 0080
Chartered Accountants

TAN BOON HOE
1836/07/05(J)
Partner
February 25, 2004

Company No.: 501396 U

WELLS EASTERN ASIA DISPLAYS (M) SDN. BHD.
(Incorporated in Malaysia)

INCOME STATEMENT
FOR THE YEAR ENDED DECEMBER 31, 2003

	Note	2003	2002
		RM	RM
Revenue		48,031,832	48,124,322
Cost of sales		(44,433,779)	(44,908,383)

Gross profit		3,598,053	3,215,939
Other operating income		91,896	135,374
Distribution costs		(174,490)	(74,916)
Administrative expenses		(1,483,527)	(1,202,414)
Other operating expenses		(22,326)	(5,482)

Profit from operations		2,009,606	2,068,501
Finance costs		(257,102)	(156,734)

Profit before tax	4	1,752,504	1,911,767
Income tax expense	5	(130,054)	(83,000)

Net profit for the year		1,622,450	1,828,767

The accompanying notes form an integral part of the financial statements.

Company No.: 501396 U

WELLS EASTERN ASIA DISPLAYS (M) SDN. BHD.
(Incorporated in Malaysia)

BALANCE SHEET
AS OF DECEMBER 31,2003

	Note	2003	2002
		RM	RM
PROPERTY, PLANT AND EQUIPMENT	6	1,495,697	1,504,140
DEFERRED TAX ASSETS	7	117,000	85,000
CURRENT ASSETS
Inventories	8	5,600,337	7,132,136
Trade receivable	9	16,681,855	17,668,691
Other receivables and prepaid expenses	10	54,417	70,275
Cash and bank balances		1,497,499	6,210,056

Total Current Assets		23,834,108	31,081,158
CURRENT LIABILITIES
Trade payables	11	11,264,818	18,248,274
Other payables and accrued expenses	12	463,744	853,882
Hire-purchase payable	13	10,925	9,510
Bank borrowings	14	7,120,000	8,731,885
Provision for tooling costs	15	394,106	194,407
Tax liability		39,500	93,000

Total Current Liabilities		19,293,093	28,130,958
NET CURRENT ASSETS		4,541,015	2,950,200

		6,153,712	4,539,340

(FORWARD)

Company No.: 501396 U

WELLS EASTERN ASIA DISPLAYS (M) SDN. BHD.
(Incorporated in Malaysia)

BALANCE SHEET
AS OF DECEMBER 31, 2003

	Note	2003	2002
		RM	RM
SHARE CAPITAL	16	2,508,000	2,508,000
RETAINED PROFIT	17	3,638,780	2,016,330

SHAREHOLDERS’ EQUITY		6,146,780	4,524,330
HIRE-PURCHASE PAYABLE	13	6,932	15,010

		6,153,712	4,539,340

The accompanying notes form an integral part of the financial statements.

Company No.: 501396 U

WELLS EASTERN ASIA DISPLAYS (M) SDN. BHD.
(Incorporated in Malaysia)

STATEMENT OF CHANGES IN EQUITY FOR THE
YEAR ENDED DECEMBER 31, 2003

	Share Capital	Retained Profit	Total
	RM	RM	RM
Balance as of January 1, 2002	2,508,000	187,563	2,695,563
Net profit for the year	—	1,828,767	1,828,767

Balance as of December 31, 2002	2,508,000	2,016,330	4,524,330
Net profit for the year	—	1,622,450	1,622,450

Balance as of December 31,2003	2,508,000	3,638,780	6,146,780

The accompanying notes form an integral part of the financial statements.

Company No.: 501396 U

WELLS EASTERN ASIA DISPLAYS (M) SDN. BHD.
(Incorporated in Malaysia)

CASH FLOW STATEMENT
FOR THE YEAR ENDED DECEMBER 31, 2003

	2003	2002
	RM	RM
CASH FLOWS FROM OPERATING ACTIVITIES
Profit before tax	1,752,504	1,911,767
Adjustments for:
Depreciation of property, plant and equipment	265,337	234,513
Interest expenses	257,102	156,734
Provision for tooling costs	222,999	196,059
Allowance for slow moving inventories	100,000	223,674
Unrealised loss on foreign exchange	4,836	552
Interest income	(5,091)	(5,282)

Operating profit before working capital changes	2,597,687	2,718,017
(Increase)/ Decrease in:
Inventories	1,431,799	(2,504,827)
Trade receivable	985,419	(7,597,544)
Other receivables and prepaid expenses	15,698	167,307
Increase/ (Decrease) in:
Trade payables	(6,985,009)	7,663,573
Other payables and accrued expenses	(392,004)	(452,047)

Cash used in operations	(2,346,410)	(5,521)
Income tax paid	(215,554)	(126,000)
Tooling costs paid	(23,300)	(1,652)

Net cash used in operating activities	(2,585,264)	(133,173)
CASH FLOWS FROM INVESTING ACTIVITIES
Interest received	5,091	5,282
Purchase of property, plant and equipment	(256,894)	(141,472)
Net cash used in investing activities	(251,803)	(136,190)

(FORWARD)

Company No.: 501396 U

WELLS EASTERN ASIA DISPLAYS (M) SDN. BHD.
(Incorporated in Malaysia)

CASH FLOW STATEMENT
FOR THE YEAR ENDED DECEMBER 31, 2003

	Note	2003	2002
		RM	RM
CASH FLOWS FROM FINANCING ACTIVITIES
(Decrease)/ Increase in bank borrowings		(1,518,000)	6,449,000
Interest paid		(256,942)	(184,831)
Repayment of hire-purchase payable		(6,663)	(9,508)
Fixed deposit released as security value		—	100,000
Net cash (used in)/from financing activities		(1,781,605)	6,354,661

NET (DECREASE)/ INCREASE IN CASH AND CASH EQUIVALENTS		(4,618,672)	6,085,298
CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR		6,116,171	30,873

CASH AND CASH EQUIVALENTS AT END OF YEAR	19	1,497,499	6,116,171

The accompanying notes form an integral part of the financial statements.

Company No.: 501396 U

WELLS EASTERN ASIA DISPLAYS (M) SDN. BHD.
(Incorporated in Malaysia)

NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2003

1.	PRINCIPAL ACTIVITY

The Company is principally involved in manufacturing colour monitors. There has been no significant change in the nature of the activity of the Company during the financial year.

2.	BASIS OF PREPARATION OF FINANCIAL STATEMENTS

The financial statements of the Company have been prepared in accordance with the provisions of the Companies Act, 1965 and the applicable approved accounting standards of the Malaysian Accounting Standards Board.

The financial statements of the Company have been approved by the Board of Directors for issuance on February 25, 2004.

3.	SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The financial statements of the Company have been prepared under the historical cost convention unless stated otherwise in the accounting policies mentioned below.

Revenue

Revenue represents gross invoiced value of sales less returns.

Sales of goods are recognised upon delivery of products and when the risks and rewards of ownership have passed.

Other operating income are recognised on an accrual basis.

Foreign Currency Conversion

Transactions in foreign currencies are converted into Ringgit Malaysia at the exchange rates prevailing on the transaction dates and, where settlement of liabilities and receivables have not yet taken place at the end of the financial year, at the approximate exchange rates prevailing on that date. Gains or losses arising from foreign currency conversions are taken up in the income statement.

The principal closing rate used in translation of foreign currency amounts is USD1: RM3.8005 (2002: USD1: RM3.8000).

Income Tax

The charge for current tax is based on the results for the year as adjusted for items which are non-assessable or disallowed. It is calculated using tax rates that have been enacted or substantively enacted by the balance sheet date.

Company No.: 501396 U

Deferred tax is accounted for using the balance sheet liability method in respect of temporary differences arising from differences between the carrying amount of assets and liabilities in the financial statements and the corresponding tax basis used in the computation of taxable profit. Deferred tax liabilities are generally recognised for all taxable temporary differences and deferred tax assets are recognised to the extent that it is probable that taxable profits will be available against which deductible temporary differences can be utilised. Such assets and liabilities are not recognised if the temporary differences arises from the initial recognition of assets and liabilities in a transaction which affects neither the tax profit nor the accounting profit.

At each balance sheet date, the Company re-assesses unrecognised deferred tax assets and the carrying amount of deferred tax assets. The Company recognises a previously unrecognised deferred tax asset to the extent that it has become probable that future taxable profit will allow the deferred tax asset to be recovered. The carrying amount of a deferred tax asset is reviewed at each balance sheet and reduced to the extent that it is no longer probable that sufficient taxable profit will be available to allow the benefit of part or all of the deferred tax asset to be utilised.

Deferred tax is calculated at the tax rate that is expected to apply to the period when the asset is realised or the liability is settled. Deferred tax is charged or credited in the income statement, except when it relates to items credited or charged directly to equity, in which case the deferred tax is also dealt with in equity.

Employee Benefit Costs

Wages, salaries, bonuses, social contributions and other employee benefits are recognised as expenses in the year in which the associated services are rendered by employees of the Company. As required by law, companies in Malaysia make contributions to a defined contribution plan, the employees’ provident fund. Such contributions are recognised as expenses in the income statement as incurred.

Employee leave entitlement is recognised when it accrues to employee. Accrual is made for the estimated liability for unconsumed leave as a result of services rendered by the employees of the Company up to the balance sheet date.

Property, Plant and Equipment

Property, plant and equipment are stated at cost less accumulated depreciation.

The carrying amounts of property, plant and equipment are reviewed at each balance sheet date to determine whether there is any indication of impairment. An impairment loss is recognised whenever the carrying amount of an item of property, plant and equipment exceeds its recoverable amount. The impairment loss is charged to the income statement unless it reverses a previous revaluation in which case it is treated as a revaluation decrease.

Gains or losses arising from the disposal of an asset is determined as the difference between the estimated net disposal proceeds and the carrying amount of the asset, and is recognised in the income statement.

All property, plant and equipment are depreciated on a straight line method to their residual values at rates based on the estimated useful lives of the various assets.

Company No.: 501396 U

The annual depreciation rates are as follows:
Plant and machinery	10% - 20%
Electrical installation	10%
Motor vehicle	20%
Renovation	10%
Office equipment	20%
Furniture and fittings	10%
Computer	10% - 20%
Factor tools and equipment	20%
Mould	10%
Test equipment	20%

Property, Plant and Equipment Under Hire-Purchase Arrangements

Property, plant and equipment acquired under hire-purchase arrangements are capitalised in the financial statements and the corresponding obligations treated as liabilities.

Inventories

Inventories are valued at the lower of cost and net realisable value. Cost is determined on the first-in, first-out basis. Net realisable value represents the estimated selling price in the ordinary course of business less selling and distribution costs and all other estimated costs to completion.

Cost of raw materials consists of the original purchase price plus the cost of bringing the inventories to their present location. Cost of work-in-progress and finished goods consists of cost of raw materials, direct labour and an appropriate proportion of factory overheads.

Receivables

Receivables are stated at nominal value as reduced by the appropriate allowances for estimated irrecoverable amounts. Allowance for doubtful debts is made based on estimates of possible losses which may arise from non-collection of certain receivable accounts.

Provisions

Provisions are made when the Company has a present legal or constructive obligation as a result of past events, when it is probable that an outflow of resources will be recognised to settle the obligation, and when a reliable estimate of the amount can be made.

Cash and Cash Equivalents

Cash and cash equivalents comprise cash and bank balances, demand deposits, bank overdrafts and highly liquid investments which are readily convertible to known amounts of cash and which are subject to an insignificant risk of changes in value.

Company No.: 501396 U

Financial Instruments

Financial instruments carried on the balance sheet include cash and bank balances, receivables, payables and borrowings. The particular recognition methods adopted are disclosed in the individual accounting policy statements associated with each item.

Financial instruments are classified as liabilities or equity in accordance with the substance of the contractual arrangement. Interests, dividends, gains and losses relating to a financial instrument classified as liability are reported as expense or income. Distributions to holders of financial instruments classified as equity are charged directly to equity. Financial instruments are offset when the Company has a legally unforeseeable right to set off the recognised amounts and intends either to settle on a net basis, or to realise the asset and settle the liability simultaneously.

4.	PROFIT BEFORE TAX

Profit before tax is arrived at:

	2003	2002
	RM	RM
After charging:
Depreciation of property, plant and equipment	255,940	234,513
Interest on:
Bank borrowings	251,452	153,931
Hire-purchase	5,650	2,803
Research and development:
Depreciation of property, plant and equipment	9,397	—
Other expenses	230,602	—
Provision for tooling costs	222,999	196,059
Rental of:
Premises	211,679	226,176
Motor vehicles	—	1,810
Allowance for slow moving inventories	100,000	223,674
Loss on foreign exchange:
Realised	17,490	4,930
Unrealised	4,836	552
Audit fee:
Current	14,000	14,000
Overprovision in prior year	—	(1,000)

And crediting:
Interest income on fixed deposits	5,091	5,282

5.	INCOME TAX EXPENSE

	2003	2002
	RM	RM
Current tax:
Current year	165,500	201,000
Overprovision in prior year	(3,446)	—
Deferred tax (Note 7)
Current year	(44,000)	(118,000)
Overprovision in prior year	12,000	—

	130,054	83,000

Company No.: 501396 U

The Company has been granted pioneer status by the Ministry of International Trade and Industry (MITI) for the manufacturing of colour monitors. Under this incentive, 70% of the Company’s statutory income from the manufacturing of colour monitors is exempted from income tax for a period of five years commencing from the production day (the commencement of tax free period). The production day has been fixed as of August 1, 2000 by MITI.

The numerical reconciliation between the income tax expense and the accounting profit at the statutory income tax rate is as follows:

	2003	2002
	RM	RM
Accounting profit	1,752,504	1,911,767

Tax amount at the statutory income tax rate of 28%	490,700	535,000
Tax effects on non-deductible/ (non-taxable) items:
Depreciation of non-qualifying property, plant and equipment	3,000	1,000
Other non-allowable expenses	10,100	13,000
Non-taxable pioneer income	(382,300)	(466,000)
Overprovision of current tax in prior year	(3,446)	—
Overprovision of deferred tax assets in prior year	12,000	—

Income tax expense	130,054	83,000

6.	PROPERTY, PLANT AND EQUIPMENT

	Beginning			End
Cost	of year	Additions	Disposal	of year
	RM	RM	RM	RM
2003:
Plant and machinery	1,340,001	9,000	—	1,349,001
Electrical installation	9,861	—	—	9,861
Motor vehicle	52,882	50,000	—	102,882
Renovation	33,456	—	—	33,456
Office equipment	35,106	1,258	—	36,364
Furniture and fittings	25,723	1,140	—	26,863
Computer	17,976	39,382	—	57,358
Factory tools and equipment	46,172	145,392	—	191,564
Mould	358,800	—	—	358,800
Test equipment	189,071	10,722	—	199,793

	2,109,048	256,894	—	2,365,942

2002	1,967,576	141,472	—	2,109,048

Company No.: 501396 U

Accumulated	Beginning	Charge for		End
Depreciation	of year	the year	Disposal	of year
	RM	RM	RM	RM
2003:
Plant and machinery	396,784	135,800	—	532,584
Electrical installation	2,037	986	—	3,023
Motor vehicle	25,559	15,577	—	41,136
Renovation	8,854	3,346	—	12,200
Office equipment	18,337	7,042	—	25,379
Furniture and fittings	5,670	2,648	—	8,318
Computer	2,547	6,466	—	9,013
Factory tools and equipment	11,582	19,070	—	30,652
Mould	83,896	35,880	—	119,776
Test equipment	49,642	38,522	—	88,164

	604,908	265,337	—	870,245

2002	370,395	234,513	—	604,908

	2003	2002
	RM	RM
Net Book Value:
Plant and machinery	816,417	943,217
Electrical installation	6,838	7,824
Motor vehicle	61,746	27,323
Renovation	21,256	24,602
Office equipment	10,985	16,769
Furniture and fittings	18,545	20,053
Computer	48,345	15,429
Factory tools and equipment	160,912	34,590
Mould	239,024	274,904
Test equipment	111,629	139,429

	1,495,697	1,504,140

As of December 31, 2003, a motor vehicle with a carrying value of RM16,746 (2002: RM27,323) is acquired under hire-purchase arrangement of which instalments are still outstanding.

Company No.: 501396 U

7.	DEFERRED TAX (ASSETS)/ LIABILITIES

	2003	2002
	RM	RM
At beginning of year	(85,000)	33,000
Transfer (to)/ from income statement (Note 5):
Current year	(44,000)	(118,000)
Over-provision in prior year	12,000	—

	(117,000)	(85,000)

The deferred tax assets are in respect of the following:
Temporary differences between tax capital allowances and book depreciation of property, plant and equipment	(112,000)	(169,000)
Unused tax losses	—	93,000
Other timing differences	229,000	161,000

	117,000	85,000

8.	INVENTORIES

	2003	2002
	RM	RM
At cost:
Raw materials	4,042,165	5,881,764
Work-in-progress	57,209	1,225,712
Finished goods	1,500,963	24,660

	5,600,337	7,132,136
At net realisable value:
Raw materials - net of allowance for slow moving inventories of RM323,674; (2002: RM223,674)	—	—

	5,600,337	7,132,136

9.	TRADE RECEIVABLE

Trade receivable denominated in United States Dollar comprises amount receivable for the sales of goods to a shareholder of the Company. The credit period granted on sale of goods is 45 days (2002: 45 days).

Company No.: 501396 U

10.	OTHER RECEIVABLES AND PREPAID EXPENSES

	2003	2002
	RM	RM
Refundable deposits	1,215	12,415
Prepaid expenses	53,202	57,860

	54,417	70,275

11.	TRADE PAYABLES

Trade payables comprise amount outstanding for trade purchases. The average credit period granted to the Company ranges from 30 to 90 days (2002: 30 to 90 days).

Included in trade payables is an amount of RM11,607,339 (2002: RM 17,978,483) owing to shareholders of the Company.

The currency exposure profile of trade payables is as follows:

	2003	2002
	RM	RM
Ringgit Malaysia	4,378,388	6,843,557
United States Dollar	6,886,430	11,404,717

	11,264,818	18,248,274

12.	OTHER PAYABLES AND ACCRUED EXPENSES

	2003	2002
	RM	RM
Other payables	340,486	691,891
Accrued expenses	123,258	161,991

	463,744	853,882

Other payables comprise amounts outstanding for ongoing costs.

Company No.: 501396 U

The currency exposure profile of other payables and accrued expenses is as follows:

	2003	2002
	RM	RM
Other payables:
Ringgit Malaysia	300,875	235,075
United States Dollar	39,611	456,816
	340,486	691,891
Accrued expenses:
Ringgit Malaysia	123,258	161,991

	463,744	853,882

13.	HIRE-PURCHASE PAYABLE

	2003	2002
	RM	RM
Total outstanding	19,446	31,759
Less: Interest-in-suspense outstanding	(1,589)	(7,239)

Principal outstanding	17,857	24,520
Less: Current portion	(10,925)	(9,510)

Non-current portion	6,932	15,010

The non-current portion is repayable as follows:

	2003	2002
	RM	RM
Later than 1 year and not later than 2 years	6,932	9,510
Later than 2 years and not later than 5 years	—	5,500

	6,932	15,010

It is the Company’s policy to acquire certain of its property, plant and equipment under hire-purchase arrangements. The term for this hire-purchase payable is five years and the effective interest rate is 10.71% per annum. Interest rate is fixed at the inception of the hire-purchase arrangements.

The hire-purchase payable is secured by the financial institution’s charge over the asset under hire-purchase.

Company No.: 501396 U

14.	BANK BORROWINGS

	2003	2002
	RM	RM
Unsecured:
Bankers’ acceptances	7,120,000	8,638,000
Bank overdraft	—	93,885

	7,120,000	8,731,885

The bank borrowings obtained from local licensed banks bear interests at rates ranging from 1.00% to 2.00% (2002: 1.00% to 1.25%) per annum above the lending banks’ base lending rates and cost of fund. The effective interest rates as of December 31, 2003 range from 3.20% to 7.5% (2002: 3.03% to 7.65%) per annum. These facilities are covered by a corporate guarantee given by the holding company of a shareholder of the Company.

15.	PROVISION FOR TOOLING COSTS

	2003	2002
	RM	RM
At beginning of year	194,407	—
Additions	222,999	196,059
Payment made	(23,300)	(1,652)

At end of year	394,106	194,407

16.	SHARE CAPITAL

	2003	2002
	RM	RM
Authorised:
10,000,000 shares of RM1 each	10,000,000	10,000,000

Issued and fully paid:
2,508,000 ordinary shares of RM1 each	2,508,000	2,508,000

17.	RETAINED PROFIT

Based on the estimated tax credits and tax exempt income available and the prevailing tax rate applicable to dividends, the tax credit provision is sufficient to frank only about RM2,662,000 of the Company’s retained profit. The Company will be liable to incur additional income tax of about RM273,000 if the balance of about RM977,000 in the retained profit is to be distributed by way of cash dividend. The tax credits and tax exempt income are subject to agreement by the tax authorities.

Company No.: 501396 U

18.	LEASE COMMITMENTS

As of the end of the financial year, lease commitments pertaining to the Company in respect of rental of premises are as follows:

	2003	2002
	RM	RM
Not later than 1 year	198,091	198,691

19.	CASH AND CASH EQUIVALENTS

Cash and cash equivalents comprise the following:

	2003	2002
	RM	RM
Cash and bank balances	1,497,499	6,210,056
Bank overdraft	—	(93,885)

	1,497,499	6,116,171

The currency exposure profile of cash and bank balances is as follows:

	2003	2002
	RM	RM
Ringgit Malaysia	1,221,977	121,202
United States Dollar	275,522	5,994,969

	1,497,499	6,116,171

20.	FINANCIAL INSTRUMENTS

a.	Financial Risk Management Objectives and Policies

The operations of the Company is subject to a variety of financial risks, including foreign currency risk, interest rate risk, credit risk, liquidity risk and cash flow risk. The overall financial risk management policy of the Company is to minimise the effect of such risks on its financial performance.

Various risk management policies are made and approved by the Board for observation in the day-to-day operations for the controlling and management of the risks associated with financial instruments.

Company No.: 501396 U

i.	Foreign currency risk

The Company has exposure to foreign exchange risk as a result of transactions, receivables and payables in foreign currencies arising from normal operating activities. The Company does not speculate in foreign currencies.

ii.	Interest rate risk

The Company’s exposure to changes in interest rate risk relates primarily to financing through hire-purchase and bank borrowings.

iii.	Credit risk

The Company is exposed to credit risk mainly from trade receivable. All sales are made to a shareholder of the Company.

iv.	Liquidity risk

The Company practices prudent liquidity risk management to minimise the mismatch of financial assets and liabilities and to maintain sufficient credit facilities for contingent funding requirement of working capital.

v.	Cash flow risk

The Company reviews its cash flow position regularly to manage its exposure to fluctuations in future cash flows associated with its monetary financial instruments.

b.	Financial Assets

The Company’s principal financial assets are cash and bank balances, and trade and other receivables.

c.	Financial Liabilities and Equity Instruments

Significant financial liabilities include trade and other payables, hire-purchase payable and bank borrowings.

Equity instruments are recorded at the proceeds received.

d.	Credit Risk

There is a significant concentration of credit risk as all sales are made to a shareholder of the Company. The maximum exposure to credit risk is represented by the carrying amount of each financial asset in the balance sheet.

Company No.: 501396 U

e.	Fair Values

i.	Financial liability

	Carrying	Fair
	Amount	value
	RM	RM
Hire-purchase payable	17,857	17,857

The fair values of the above financial liability is estimated using discounted cash flow analysis based on current borrowing rates for similar type of borrowing arrangement.

ii.	Cash and cash equivalents, trade and other receivables, trade and other payables and bank borrowings

The carrying amounts approximate fair values because of the short maturity of these instruments.

21.	GENERAL INFORMATION

	2003	2002
	RM	RM
Staff costs:
Contributions to employees’ provident fund	44,586	32,721
Other staff costs	852,682	777,994

	897,268	810,715

Number of directors and employees at end of year:
Directors	6	6
Employees	41	32

Staff costs include salaries, bonuses, contributions to employees’ provident fund and all other staff related expenses.

The registered office of the Company is at 3rd Floor, Wisma Wang, 251-A Jalan Burma, 10350 Penang, Malaysia. The principal place of business of the Company is at Lot 316 & 317, Jalan PKNK 3/2, Kawasan Perindustrian Sungai Petani, 08000 Sungai Petani, Kedah, Malaysia.

Company No.: 501396 U

WELLS EASTERN ASIA DISPLAYS (M) SDN. BHD.
(Incorporated in Malaysia)

STATEMENT BY DIRECTORS

The directors of WELLS EASTERN ASIA DISPLAYS (M) SDN. BHD. state that, in their opinion, the accompanying balance sheet, and the related statements of income, changes in equity and cash flows, are drawn up in accordance with the provisions of the Companies Act, 1965 and the applicable approved accounting standards in Malaysia, so as to give a true and fair view of the state of affairs of the Company as of December 31, 2003 and of its results and cash flows for the year ended on that date.

Signed in accordance with
a resolution of the Director,

SONG, KOW-WEN	HSU, CHE-CHEN

Penang,
25 FEB 2004

DECLARATION BY THE DIRECTOR PRIMARILY RESPONSIBLE FOR
THE FINANCIAL MANAGEMENT OF THE COMPANY

I, SONG, KOW-WEN, the director primarily responsible for the financial management of WELLS EASTERN ASIA DISPLAYS (M) SDN. BHD., do solemnly and sincerely decline that the accompanying balance sheet, and the related statements of income, changes in equity and cash flows, are, in my opinion, correct, and I make this solemn declaration conscientiously believing the same to be true, and by virtue of the provisions of the Statutory Declarations Act, 1960.

Subscribed and solemnly declared by
the above named SONG, KOW-WEN at
GEORGETOWN in the State of PENANG	Before me,
on 25 FEB 2004

[CLARIFY COPY]

COMMISSIONER FOR OATHS

LODGED BY	:	PFA CORPORATE SERVICES SDN. BHD. (148766 X)

ADDRESS	:	3RD FLOOR, WISMA WANG
251-A JALAN BURMA
10350 PENANG

TEL NO.	:	04-2288155